UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 7, 2008 (July 31, 2008)
Concho Resources Inc.
(Exact name of registrant as specified in its charters)

Delaware	001-33615	76-0818600
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

550 West Texas Avenue, Suite 100
Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (432) 683-7443
550 West Texas Avenue, Suite 1300
Midland, Texas 79701
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On July 31, 2008, Concho Resources Inc. (the “Company”) closed the previously announced acquisition of Henry Petroleum LP and certain entities affiliated with Henry Petroleum LP (“Henry”), together with certain additional non-operated interests in certain of Henry’s properties from persons affiliated with Henry (the “7/31/08 Acquisition”). In late August 2008 and early September 2008, the Company acquired additional non-operated interests in certain of Henry’s properties from persons affiliated with Henry (the “Additional Along-sides” and with the 7/31/08 Acquisition the “Henry Acquisition”). The Company paid approximately $559.8 million in net cash for the Henry Acquisition. A Form 8-K was filed on August 6, 2008 regarding the Henry Acquisition and other matters.
This amendment is filed to provide the required financial statements for the Henry Acquisition and the required pro forma financial statements. It should be read in connection with the Form 8-K the Company filed on August 6, 2008, which provides a more complete description of the Henry Acquisition.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired
Audited Special-Purpose Combined Financial Statements of the Henry Group Properties (as defined therein) as of December 31, 2007 and 2006 and for the years ended December 31, 2007, 2006 and 2005, together with the accompanying Report of Independent Registered Public Accountants, are set forth in Exhibit 99.1.
Unaudited Special-Purpose Combined Financial Statements of the Henry Group Properties (as defined therein) as of June 30, 2008 and for the six months ended June 30, 2008 and June 30, 2007, are set forth in Exhibit 99.2.
     (b) Pro Forma Financial Information
The unaudited pro forma financial information of the Company is set forth in Exhibit 99.3.

     (d) Exhibits

Exhibit No.	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited Special-Purpose Combined Financial Statements of the Henry Group Properties (as defined therein) as of December 31, 2007 and 2006 and for the years ended December 31, 2007, 2006 and 2005.

99.2	Unaudited Special-Purpose Combined Financial Statements of the Henry Group Properties (as defined therein) as of June 30, 2008 and for the six months ended June 30, 2008 and June 30, 2007.

99.3	Unaudited pro forma financial information of the Company.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CONCHO RESOURCES INC.

Date: October 7, 2008	By:	/s/ DARIN G. HOLDERNESS
Darin G. Holderness
Vice President – Chief Financial Officer and Treasurer

Exhibit No.	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited Special-Purpose Combined Financial Statements of the Henry Group Properties as of December 31, 2007 and 2006 and for the years ended December 31, 2007, 2006 and 2005.

99.2	Unaudited Special-Purpose Combined Financial Statements of the Henry Group Properties as of June 30, 2008 and for the six months ended June 30, 2008 and June 30, 2007.

99.3	Unaudited pro forma financial information of the Company.